UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Background.

On October 10, 2023, we were notified by the Monongalia County Commission in Morgantown, West Virginia that they are continuing to review funding for and deployment of a new emergency management system (“EMS”) and center. Our wholly owned subsidiary, Diamond Technology Solutions, LLC, which we activated earlier this month, designed the audio visual systems and services needed for the EMS project. At the request of the Monongalia County Commission, DTS issued an invoice for on-site and off-site work, which is included herein as Exhibit 10.1. The audio visual portion of the project has not been awarded at this time and there is no assurance a purchase order will be issued in the future.

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 7.01 Regulation FD Disclosure.

On July 17, 2023, we notified investors that we are a candidate for a video wall and audio visual (“A-V”) contract for a large emergency services center under construction in Morgantown, West Virginia. The total cost of the center is budgeted at $9 million, with the A-V portion estimated at $462,000. Though this opportunity is not under a competitive bid process, there are no assurances the project will be completed or that this portion of the complex will be awarded to us or our operating subsidiaries.

Item 8.01 Other Events.

On October 10, 2023, we were notified by the Monongalia County Commission in Morgantown, West Virginia that they are continuing to review funding for and deployment of a new emergency management system (“EMS”) and center. Our wholly owned subsidiary, Diamond Technology Solutions, LLC (“DTS”), which we activated earlier this month with business, workers’ comp, and theft/loss/damage insurance, designed the audio visual systems and services needed for the project. At the request of the Monongalia County Commission, DTS issued an invoice for on-site and off-site work in the amount of $9,898.68, which is included herein as Exhibit 10.1. The project has not been awarded at this time and there is no assurance a purchase order will be issued in the future.

Item 9.01. Exhibits

(10)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Diamond Technology Solutions, LLC Monongalia County Commission Design Invoice – 10/13/2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: October 13, 2023	By:	/s/ Vikram Grover
Vikram Grover, Chief Executive Officer